Rydex Dynamic Funds

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Inverse S&P 500® 2x Strategy Fund

Inverse NASDAQ-100® 2x Strategy Fund

Inverse Dow 2x Strategy Fund

Inverse Russell 2000® 2x Strategy Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated January 8, 2014 to the currently effective Statutory Prospectuses and

Summary Prospectuses (collectively, the “Prospectuses”) and Statement of Additional Information (the “SAI”) dated August 1, 2013, as supplemented from time to time.

This supplement provides new and additional information beyond that contained in the currently effective Prospectuses and SAI for the Funds listed above and should be read in conjunction with those Prospectuses and SAI.

On November 14, 2013, the Board of Trustees of Rydex Dynamic Funds approved a reverse share split of the issued and outstanding shares of the above-listed Funds pursuant to which shareholders will receive:

•	one share in exchange for every seven shares of the Inverse S&P 500® 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund and Inverse Dow 2x Strategy Fund they currently own; and

•	one share in exchange for every five shares of the Inverse Russell 2000® 2x Strategy Fund they currently own.

The reverse share split is scheduled to occur after the close of markets on or after February 21, 2014. The shares of the Funds will be offered on a split-adjusted basis on or after February 24, 2014.

As a result of the reverse share split, every seven shares owned of each of the Inverse S&P 500® 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund and Inverse Dow 2x Strategy Fund will be exchanged for one share, and every five shares owned of the Inverse Russell 2000® 2x Strategy Fund will be exchanged for one share. Accordingly, the reverse share split will have the effect of reducing the number of each Fund’s issued and outstanding shares and proportionately increasing the net asset value (“NAV”) per share of each Fund. The market value of each Fund’s issued and outstanding shares will remain the same. The reverse share split provides shareholders of each Fund with fewer shares of the Fund, but the value of shareholders’ investment in the Fund will not change as a result of the reverse share split. In addition, the reverse share split will not affect any shareholder’s rights, preferences or privileges associated with each Fund’s issued and outstanding shares. The tables below illustrate the effect of a hypothetical one for seven reverse share split and one for five reverse share split on a shareholder’s investment:

Hypothetical One for Seven Reverse Share Split (1:7 or 1-for-7)

Period	# of Shares Owned	Hypothetical NAV	Total Market Value (Based on Hypothetical NAV)
Pre-Reverse Share Split	70	$5.00	$350.00
Post-Reverse Share Split	10	$35.00	$350.00

Hypothetical One for Five Reverse Share Split (1:5 or 1-for-5)

Period	# of Shares Owned	Hypothetical NAV	Total Market Value (Based on Hypothetical NAV)
Pre-Reverse Share Split	50	$5.00	$250.00
Post-Reverse Share Split	10	$25.00	$250.00

Please retain this supplement for future reference.

RDYN-SUP3-0114x0814